Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2018 (the “Report”), I, Lorraine D. Miller, Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lorraine D. Miller
Lorraine D. Miller
Chief Financial Officer
November 9, 2018